EXHIBIT 99.2

     Certification of Principal Financial Officer Pursuant to 18 U.S.C. 1350
                  (Section 906 of the Sarbanes-Oxley Act of 2002)

     I, Daryl K. Holcomb, Vice President and Chief Financial Officer of Ronson Corporation (the "Registrant"), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, with respect to the Quarterly Report on Form 10-Q for the period ended June 30, 2002 of the Registrant, as filed with the Securities and Exchange Commission on August 14, 2002 (the "Report"), that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                                By:      /s/Daryl K. Holcomb
                                                         -----------------------
                                                         Daryl K. Holcomb
                                                         Vice President and
                                                         Chief Financial Officer

Date:     August 30, 2002

     This certification is made solely for purposes of 18 U.S.C. Section 1350 and not for any other purpose.